UNITED-STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    October 2, 2015

UNITED-GUARDIAN, INC. (Exact name of Registrant as Specified in Charter)

DELAWARE	1-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Marcus Boulevard, Hauppauge, New York		11788
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:		(631) 273-0900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 2, 2015, Christopher W. Nolan, a director of United-Guardian, Inc. (the “Company”), notified the Company that he was resigning from the Company’s Board of Directors effective immediately. Mr. Nolan informed the Company that his decision to resign was based solely on personal reasons, and did not involve any disagreement with the Company, the Company's management, or the Board of Directors. Specifically, Mr. Nolan informed the Company that he was joining the Corporate Finance group of Pricewaterhouse Coopers (“PwC”), a $34 billion global audit and advisory firm, and that PwC has strict independence requirements that restrict an employee from being on the board of directors of a public company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC.

	By:	/s/ Kenneth H. Globus
	Name:	Kenneth H. Globus
	Title:	President

October 6, 2015